UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions

On May 5, 2011, Orthofix International N.V. (the “Company”) issued a press release (the “press release”) announcing, among other things, its results for the first quarter ended March 31, 2011. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of Orthofix International N.V. dated May 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Brian McCollum
Brian McCollum Chief Financial Officer and Senior Vice President of Finance

Date: May 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 5, 2011